UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010 ev3 Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51348 (Commission File Number)	32-0138874 (I.R.S. Employer Identification Number)

3033 Campus Drive Plymouth, Minnesota (Address of Principal Executive Offices)	55441 (Zip Code)
(763) 398-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 25, 2010, upon recommendation of the board of directors, the stockholders of ev3 Inc. approved the ev3 Inc. Third Amended and Restated 2005 Incentive Plan (which is referred to herein as the “Amended and Restated 2005 Plan”) and the ev3 Inc. Amended and Restated Employee Stock Purchase Plan (which is referred herein as the “Amended and Restated ESPP”).
     The material terms of the Amended and Restated 2005 Plan and the Amended and Restated ESPP are summarized below. These summaries are qualified in their entirety by reference to the full text of the Amended and Restated 2005 Plan and the Amended and Restated ESPP, copies of which are attached as Exhibits 10.1 and 10.2 to this current report on Form 8-K, respectively, and incorporated herein by reference.
     As used in this report, references to “we,” “our,” “us,” “our company” and similar terms, unless the context otherwise requires, refer to ev3 Inc.
Summary of the Amended and Restated 2005 Plan
     Purpose. The primary purpose of the Amended and Restated 2005 Plan is to promote the interest of our company and our subsidiaries by authorizing the compensation committee to grant incentive awards to eligible employees, non-employee directors and consultants in order to (a) attract and retain such individuals, (b) provide an incentive to such individuals to work to increase the value of the common stock of our company and (c) provide such individuals with a stake in the future of our company that corresponds with the stake of our stockholders.
     Types of Awards. The Amended and Restated 2005 Plan provides for the grant of nonqualified and incentive stock options, stock appreciation rights or SARs, stock grants (in the form of restricted stock or restricted stock units), stock unit grants, performance awards, annual performance cash awards, non-employee director awards and other cash-based and stock-based awards.
     Eligibility. Employees and consultants of our company or our subsidiaries and our non-employee directors are eligible to receive awards under the Amended and Restated 2005 Plan. Consultants eligible to participate in the Amended and Restated 2005 Plan are those persons that we or our subsidiaries engage to provide consulting or advisory services that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities. A non-employee director is any member of our board of directors who is not an employee of us or one of our subsidiaries.
     Administration. The Amended and Restated 2005 Plan is administered by the compensation committee or a subcommittee of the compensation committee of our board of directors. All members of the committee administering the plan (referred to in this report as the “committee”) will be “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), “independent directors” under the listing standards of NASDAQ, the rules and regulations of the Securities and Exchange Commission (the “SEC”) and applicable law, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The committee will grant all awards under the Amended and Restated 2005 Plan. Under the Amended and Restated 2005 Plan, the committee has the authority to administer and interpret the plan and to take such action in the administration and operation of the plan as the committee deems equitable under the circumstances, which will be binding on our company and on each affected eligible employee, non-employee director or consultant. The committee has the authority and discretion to establish the terms, conditions, performance criteria, restrictions and other provisions of awards (subject to the restrictions contained in the Amended and Restated 2005 Plan) granted under the Amended and Restated 2005 Plan. In addition, the committee may establish “sub plans” for the purposes of local laws and tax compliance for international employees. The committee may not reduce the exercise price of an “underwater” option or SAR after it is granted, whether through amendment, cancellation, replacement grant or otherwise, without obtaining stockholder approval, except in connection with certain mergers, consolidations, acquisitions of property or stock, reorganizations or other similar transactions. A stock option or SAR is “underwater” if its fair market value is less than its exercise price.
     Shares Available for Issuance. The number of shares of our common stock authorized for issuance under the Amended and Restated 2005 Plan is 14,500,000 shares plus the number of shares subject to awards outstanding under our predecessor equity-based compensation plans as of the date of stockholder approval of the Amended and Restated 2005 Plan but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares. In addition, awards assumed under the Amended and Restated 2005 Plan in connection with acquisitions (and shares issued under such awards) do not count against the shares reserved for issuance, and shares available under plans assumed in acquisitions will be added to the shares reserved for issuance, consistent with exemptions available under NASDAQ stockholder approval requirements. No more than 7,500,000 shares authorized for issuance under the Amended and Restated 2005 Plan may be granted as “full value” awards and no more than 14,000,000 shares may be granted as incentive stock options.
     Shares of our common stock covered by an award granted under the Amended and Restated 2005 Plan will not be counted as used unless and until the shares are issued and delivered to a participant, except that the full number of shares granted subject to a SAR that is settled by the issuance of shares will be counted against the shares authorized for issuance under the Amended and Restated 2005 Plan. Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered as a result of a “net exercise” of an option will not become available for issuance as future award grants under the plan. Any shares of our common stock that we repurchase on the open market using the proceeds from the exercise of an award under the Amended and Restated 2005 Plan will not increase the number of shares available for future grants of awards under the Amended and Restated 2005 Plan. Any shares of our common stock that are subject to an award under the Amended and Restated 2005 Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of shares or are settled in cash in lieu of shares, or are exchanged with the committee’s permission and to the extent permitted under the Amended and Restated 2005 Plan, prior to the issuance of shares, for awards not involving shares, will be available again for grant under the Amended and Restated 2005 Plan. The shares of our common stock available for issuance under the Amended and Restated 2005 Plan may be authorized and unissued shares or treasury shares.
     Annual Grant Limits. The following annual limits apply to grants of awards to designated “covered employees,” as defined under Section 162(m) of the Code, that are intended to qualify as performance-based compensation under the Amended and Restated 2005 Plan:
•	1,500,000 shares subject to stock options, SARs, stock grants, stock unit grants, performance awards and other stock-based awards; and

•	$5,000,000 in annual performance cash awards or other cash-based awards.
     Adjustments. The number and kind of securities or other property, including cash, available for issuance or payment under the Amended and Restated 2005 Plan, the sub-limits on certain types of award grants, and the annual grant limits will be adjusted by the committee in the event of any reorganization, merger, consolidation and other similar corporate transactions in order to preserve the benefits or potential benefits of awards under the plan.
     Stock Options. Under the Amended and Restated 2005 Plan, non-incentive stock options may be granted to eligible employees, non-employee directors and consultants. Incentive stock options, however, which are intended to qualify for special tax treatment under Section 422 of the Code, may only be granted to eligible employees of our company or a subsidiary or parent of our company, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively. The terms and conditions of each option will be determined by the committee, but no option will be granted at an exercise price that is less than the fair market value of our common stock as determined on the grant date in accordance with the terms of the Amended and Restated 2005 Plan. In addition, if the option is an incentive stock option that is granted to a 10% stockholder of our company or any parent or subsidiary of our company, the exercise price may be no less than 110% of the fair market value of the shares of common stock underlying the option on the grant date. Moreover, no eligible employee may be granted incentive stock options that are first exercisable in any calendar year for shares of our common stock having an aggregate fair market value (determined as of the date that the incentive stock option was granted) that exceeds $100,000. “Fair market value” under the Amended and Restated 2005 Plan means the closing price of our common stock, as reported by the NASDAQ Stock Market.
     Each stock option will vest and become exercisable at such time or times as determined by the committee; provided, however, that any option that becomes exercisable solely based on the continued service of a participant will become exercisable on a pro rata basis (which may be determined on a monthly, annual or other basis and may be tied to a specific vesting date each year, such as November 15) over a vesting term of not less than three years after the grant date of the option or no more rapidly than ratably over a three-year period after the grant date of the option, except (a) in connection with the death, disability or retirement of the participant or a change in control; or (b) for any option granted to a participant who within six months of the grant date is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant. No option may be exercisable more than ten years from the grant date (or, if the option is an incentive stock option granted to a 10% stockholder of our company and our affiliates, more than five years from the grant date). Any events that result in a forfeiture of the grant will be set forth in the grantee’s award agreement.
     Grantees may pay the exercise price of stock options in cash, except that our compensation committee may allow payment to be made (in whole or in part) by tender, or attestation as to ownership, of shares that are already owned by the grantee that are acceptable to the committee, by a “cashless exercise” effected through an unrelated broker through a sale on the open market, by a “net exercise” of the option, by a combination of such methods, or by any other method approved or accepted by the committee. In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the grantee but will reduce the number of shares of common stock issued upon the exercise by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of common stock will no longer be outstanding under an option (and will therefore not thereafter be exercisable) following the exercise of such option to the extent of (a) shares used to pay the exercise price of an option under the “net exercise,” (b) shares actually delivered to the participant as a result of such exercise and (c) any shares withheld for purposes of tax withholding.
     Stock Appreciation Rights. Each SAR granted must be evidenced by an award agreement that specifies the exercise price, the term, and such other provisions as the committee may determine. The exercise price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the exercise price of the SAR. Payment upon the exercise of a SAR will be in cash, shares of our common stock, or some combination of cash and shares of our common stock as determined by the committee. The committee may impose any conditions or restrictions on the exercise of a SAR as it deems appropriate. The committee will fix the term of each SAR, but SARs granted under the Amended and Restated 2005 Plan will not be exercisable more than 10 years after the date the SAR is granted. Each SAR granted under the Amended and Restated 2005 Plan will vest and become exercisable at such time or times as determined by the committee; provided, however, that any SAR that becomes exercisable solely based on the continued service of a participant will become exercisable on a pro rata basis (which may be determined on a monthly, annual or other basis and may be tied to a specific vesting date each year, such as November 15) over a vesting term of not less than three years after the grant date of the SAR or no more rapidly than ratably over a three-year period after the grant date of the SAR, except (a) in connection with the death, disability or retirement of the participant or a change in control; or (b) for any SAR granted to a participant who within six months of the grant date is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant.
     Stock Grants and Stock Unit Grants. Stock grants are grants that are designed to result in the issuance of common stock to the eligible employee, non-employee director or consultant to whom the grants are made. Stock grants are commonly referred to as restricted stock grants or restricted stock unit grants, depending upon whether the common stock is issued on the date of grant or on the date of vesting. Stock unit grants are awards designed to result in cash payments to the eligible employees, non-employee directors and consultants to whom such grants are made based on the fair market value of the common stock underlying the grant. Stock grants and stock unit grants may be made by the committee subject to such terms and conditions, if any, as the committee acting in its sole discretion deems appropriate. The committee, in its discretion, may provide that the rights of an eligible employee, non-employee director or consultant in a stock grant or stock unit grant will be forfeitable unless certain conditions are satisfied. These conditions may include, for example, a requirement that the eligible employee continue employment or the non-employee director or consultant continue service with our company or a parent, subsidiary or affiliate of our company for a specified period or that our company or the eligible employee achieve stated performance goals or other objectives. If a stock grant or stock unit grant vests solely based on the continued service of a participant, the award will vest on a pro rata basis (which may be determined on a monthly, annual or other basis and may be tied to a specific vesting date each year, such as November 15) over a vesting term of not less than three years after the grant date of the stock grant or stock unit grant or no more rapidly than ratably over a three-year period after the grant date of the stock grant or stock unit grant, except (a) in connection with the death, disability or retirement of the participant or a change in control; or (b) for any such award granted to a participant who within six months of the grant date is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a third-party service provider. If a stock grant or stock unit grant vests solely on the achievement of one or more performance goals, the award agreement must provide that the performance period for the achievement of such performance goals will be at least one year, except in connection with the death or disability of the participant or a change in control.
     Except as otherwise set forth in the award agreement, if a cash or stock dividend is paid on common stock subject to a stock grant while such stock grant remains subject to forfeiture conditions, then the dividend will be held by us subject to the same conditions or restrictions as the related stock grant. However, no dividends will be paid on unvested awards that vest based on the achievement of performance goals. Except as otherwise set forth in the award agreement, an eligible employee, non-employee director or consultant will have the right to vote common stock issued under a stock grant while such common stock remains subject to forfeiture conditions. After all conditions and restrictions applicable to stock grants and/or stock units have been satisfied or have lapsed (including the satisfaction of any applicable tax withholding obligations), shares of common stock underlying stock grants will become freely transferable (except as otherwise provided in the Amended and Restated 2005 Plan) and stock units will be paid in cash, shares of our common stock, or some combination of cash and shares of our common stock as determined by the committee. The committee may provide that a stock grant is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the Code.
     Performance Awards. Performance awards may be granted under the Amended and Restated 2005 Plan in such amounts and upon such terms as the committee may determine, including performance periods and performance goals. The award agreement for each performance award will specify any performance goals upon which the award is subject, and the performance period during which the performance goals must be met. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of payout under the performance award. The performance period set forth in any award agreement for any performance award must be at least one year, except in connection with the death or disability of a participant or a change in control. Payment of earned performance shares and/or performance units will be in cash, shares of our common stock, or some combination of cash and shares of our common stock, as determined by the committee and stated in the award agreement.
     Annual Performance Cash Awards. Annual performance awards payable in cash may be granted under the Amended and Restated 2005 Plan in such amounts and upon such terms as the committee may determine, based on the achievement of specified performance goals for annual periods or other time periods as determined by the committee. The committee will determine the target amount that may be paid with respect to an annual performance cash award, which will be based on a percentage of a participant’s actual annual base salary at the time of grant. That percentage may be up to 150% for any participant. The committee may establish a maximum potential payout amount with respect to an annual performance award of up to 300% of the target payout in the event performance goals are exceeded by an amount established by the committee at the time performance goals are established and may establish measurements for prorating the amount of payments for achievement of performance goals at less than or greater than the target payout but less than the maximum payout.
     Non-Employee Director Awards. Awards to non-employee directors must be granted by a committee that is comprised solely of members of the board of directors who are “independent directors” under the NASDAQ rules. Such committee may provide for automatic award grants to non-employee directors under the Amended and Restated 2005 Plan and may grant discretionary awards of nonqualified stock options, SARs or “full value” awards to non-employee directors. Awards of nonqualified stock options, SARs or “full value” awards to non-employee director awards will not be subject to the minimum vesting requirements applicable to other awards under the Amended and Restated 2005 Plan. Such committee may choose to permit non-employee directors to elect to receive shares of our common stock in lieu of their annual retainers and meeting fees otherwise payable in cash by giving written notice to the committee within a time period specified by the committee. The election to receive our common stock in lieu of cash may be revoked only by a subsequent election to receive payment of annual retainers and meeting fees in cash or to defer such fees. The number of shares to be issued is determined by dividing the amount of director fees payable by the closing price of our common stock, as reported on the NASDAQ Stock Market, for the date that such fees would have been paid in cash if the non-employee director had not otherwise elected to receive such fees in the form of common stock. The amount of any fractional share will be paid in cash. The committee may also choose to permit non-employee directors to elect to defer the grant or payment of an award under the Amended and Restated 2005 Plan pursuant to such terms and conditions as the committee may determine.
     Other Cash-Based Awards. Cash-based awards that are not annual performance cash awards may be granted to participants in such amounts and upon such terms as the committee may determine. These other cash-based awards will be paid in cash only. If the other cash-based awards are subject to performance goals, the number and/or value of the other cash-based awards that will be paid out to the participant will depend on the extent to which the performance goals are met.
     Other Stock-Based Awards. Other stock-based or stock-related awards (including the grant or offer for sale of unrestricted shares of our common stock or the payment in cash or otherwise of amounts based on the value of shares of our common stock) may be granted in such amounts and subject to such terms and conditions (including performance goals) as determined by the committee. Each other stock-based award shall be expressed in terms of shares of our common stock or units based on shares of our common stock, as determined by the committee. Other stock-based awards will be paid in cash or shares of our common stock, as determined by the committee. If the other stock-based awards are subject to performance goals, the number and/or value of other stock-based awards that will be paid out to the participant will depend on the extent to which the performance goals are met.
     Performance-Based Compensation. If the committee intends to qualify an award under the Amended and Restated 2005 Plan as “performance-based compensation” under Section 162(m) of the Code, the performance goals selected by the committee must be based on the achievement of specified levels of one, or any combination, of the following performance measures: (a) sales and revenue measures, including gross revenue, sales allowances, net revenue, invoiced revenue, collected revenue, revenues from new products, and bad debts; (b) expense measures, including direct material costs, direct labor costs, indirect labor costs, direct manufacturing costs, indirect manufacturing costs, cost of goods sold, sales, general and administrative expenses, operating expenses, non-cash expenses, tax expense, non-operating expenses, and total expenses; (c) profitability and productivity measures, including gross margin, net operating income, EBITDA (earnings before interest, taxes, depreciation and amortization), EBIT (earnings before interest and taxes), net operating income after taxes (NOPAT), net income, net cash flow, and net cash flow from operations; (d) asset utilization and effectiveness measures, including cash, excess cash, accounts receivable, inventory (WIP or finished goods), inventory days on hand, days sales outstanding, current assets, working capital, total capital, fixed assets, total assets, standard hours, plant utilization, purchase price variance, and manufacturing overhead variance; (e) debt and equity measures, including accounts payable, current accrued liabilities, total current liabilities, total debt, debt principal payments, net current borrowings, total long-term debt, credit rating, retained earnings, total preferred equity, total common equity, and total equity; (f) stockholder and return measures, including earnings per share (diluted and fully diluted), stock price, dividends, shares repurchased, total return to stockholders, debt coverage ratios, return on assets, return on equity, return on invested capital, and economic profit (for example, economic value added); (g) customer and market measures, including dealer/channel size/scope, dealer/channel performance/effectiveness, order fill rate, customer satisfaction, customer service/care, brand awareness and perception, market share, warranty rates, product quality, and channel inventory; and (h) organizational and employee measures, including headcount, employee performance, employee productivity, standard hours, employee engagement/satisfaction, employee turnover, and employee diversity.
     Any of the above performance measures can be used in an algebraic formula (e.g., averaged over a period), combined into a ratio, compared to a budget or standard, compared to previous periods and other formulaic combinations based on the performance measures to create a performance measure. Any of the performance measures specified in the Amended and Restated 2005 Plan may be used to measure the performance of our company or any subsidiary, as a whole, or any division or business unit, product or product group, region or territory as the committee deems appropriate. Performance measures may be compared to the performance of a group of comparator companies or a published or special index that the committee deems appropriate or, with respect to share price, various stock market indices. The committee also may provide for accelerated vesting of any award based on the achievement of performance goals.

     Any award that is intended to qualify as performance-based compensation under Section 162(m) of the Code will be granted, and performance goals for such an award will be established, by the committee in writing not later than 90 days after the commencement of the performance period to which the performance goals relate, or such other period required under Section 162(m) of the Code; provided that the outcome is substantially uncertain at the time the committee establishes the performance goal; and provided further that in no event will a performance goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the performance goal is established) has elapsed. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the Code, the committee must certify in writing that the performance goals established with respect to such award have been achieved.
     The committee may provide in any such award including performance goals that any evaluation of performance may include or exclude any of the following events that occur during a performance period: items related to a change in accounting principles; items relating to financing activities; expenses for restructuring or productivity initiatives; other non-operating items; items related to acquisitions; items attributable to the business operations of any entity acquired by us during the performance period; items related to the disposal of a business or segment of a business; items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; any other items of significant income or expense which are determined to be appropriate adjustments; items relating to unusual or extraordinary corporate transactions, events or developments; items related to amortization of acquired intangible assets; items that are outside the scope of our core, on-going business activities; items related to acquired in-process research and development; items relating to changes in tax laws; items relating to major licensing or partnership arrangements; items relating to asset impairment charges; items relating to gains or losses for litigation, arbitration and contractual settlements; foreign currency exchange rate fluctuations; foreign currency exchange rate gains and losses; or items relating to any other unusual or nonrecurring events, or changes in applicable laws, accounting principles or business conditions.
     The committee may adjust the amount payable pursuant to an award under the Amended and Restated 2005 Plan that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code downwards but not upwards. In the event that applicable tax or securities laws change to permit committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the committee will have sole discretion to make such changes without obtaining stockholder approval.
     Dividend Equivalents. With the exception of stock options and SARs and unvested performance awards, the vesting of which is based on the achievement of performance goals, awards under the Amended and Restated 2005 Plan may, in the committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the committee.
     Termination of Service. Except to the extent otherwise provided in the Amended and Restated 2005 Plan or an award agreement at the time of grant, in the event a participant’s employment or other service with our company or any of our subsidiaries, as the case may be, is terminated by reason of death or disability, then:
•	All outstanding stock options and SARs held by the participant will, to the extent exercisable as of such termination, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire, and options and SARs not exercisable as of such termination will terminate and be forfeited;
•	All outstanding stock grants and stock unit grants held by the participant that then have not vested will terminate and be forfeited;

•	All outstanding, but unpaid, performance awards and other cash-based or stock-based awards held by the participant will terminate and be forfeited, provided, however, that with respect to any such awards that vest based on the achievement of performance goals, if a participant’s employment or other service with our company or any subsidiary, as the case may be, is terminated by death or disability prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years; and

•	If the effective date of such termination is before the end of the time period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will terminate and be forfeited, but if the effective date of such termination is on or after the end of the time period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will be paid to the participant in accordance with the payment terms of such award.
     Except to the extent otherwise provided in the Amended and Restated 2005 Plan or an award agreement at the time of grant, if a plan participant’s employment or other service with our company or any subsidiary, as the case may be, is terminated for any reason other than death or disability, then:
•	All outstanding stock options and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of termination, but those that are not exercisable will terminate and be forfeited;

•	All outstanding stock grants and stock unit grants held by the participant that then have not vested will terminate and be forfeited;

•	All outstanding, but unpaid, performance awards and other cash-based or stock-based awards held by the participant will terminate and be forfeited;

•	If the effective date of such termination is before the end of the time period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will terminate and be forfeited, but if the effective date of such termination is on or after the end of the time period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will be paid to the participant in accordance with the payment terms of such award.
     Forfeiture and Recoupment. If a participant is determined by the committee to have taken any action that would constitute “cause” or an “adverse action” during or within one year after the termination of the participant’s employment or other service with our company or a subsidiary, all rights of the participant under the Amended and Restated 2005 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the committee may require the participant to surrender and return to us any shares received, and/or to disgorge any profits or any other economic value made or realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards during or within one year after the termination of the participant’s employment or other service.
     “Cause,” with respect to any participant, means (a) the participant has engaged in conduct that in the judgment of the committee constitutes gross negligence, misconduct or gross neglect in the performance of the participant’s duties and responsibilities, including any breach of our Code of Business Conduct and conduct resulting or intending to result directly or indirectly in gain or personal enrichment for the participant at our expense; (b) the participant has been convicted of or has pled guilty to a felony for fraud, embezzlement or theft; (c) the participant has engaged in a breach of any policy of our company for which termination of employment or service is a permissible consequence or the participant has not immediately cured any performance or other issues raised by the participant’s supervisor; (d) the participant had knowledge of (and did not disclose to us in writing) any condition that could potentially impair the participant’s ability to perform the functions of his or her job or service relationship fully, completely and successfully; or (e) the participant has engaged in any conduct that would constitute “cause” under the terms of his or her employment or consulting agreement, if any.
     An “adverse action” includes any of the following actions that the committee determines to be injurious, detrimental, prejudicial or adverse to our interests: (a) disclosing any confidential information of our company or any subsidiary to any person not authorized to receive it; (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the committee competes with our business or the business of any of our subsidiaries; or (c) interfering with the our relationships or the relationships of our subsidiaries and our and their respective employees, independent contractors, customers, prospective customers and vendors.
     In addition, if we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse us for the amount of any award received by such individual under the Amended and Restated 2005 Plan during the 12-month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement.
     Change in Control. Unless otherwise determined by the committee either in an award agreement or after the making of an award under the Amended and Restated 2005 Plan, but prior to a change in control of our company, upon a change in control (as defined in the Amended and Restated 2005 Plan): (a) all stock options and SARs granted under the plan will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the grantee remains in employment or service with us or one of our subsidiaries; (b) all restrictions and vesting requirements applicable to any award based solely on the continued service of a participant will terminate; and (c) all awards the vesting or payment of which are based on performance goals will vest as though such performance goals were fully achieved at target and will become immediately payable. The treatment of any other awards in the event of a change in control will be as determined by the committee in connection with the grant thereof, as reflected in the applicable award agreement. The committee is given the power under the Amended and Restated 2005 Plan to alternatively provide that upon a change in control any or all outstanding stock-based awards will be canceled and terminated and the holders will receive a payment of cash or stock equal to the difference, if any, between the consideration received by our stockholders in respect of a share of common stock in connection with the change in control and the purchase price per share, if any, under the award, multiplied by the number of shares subject to such award, provided that if such product is zero or less, or the award is not then exercisable, the award may be canceled and terminated without payment for such award.
     Generally, and subject to some exceptions, a change in control is deemed to have occurred if: (a) another person becomes the beneficial owner of at least 20% of our then-outstanding common stock or the combined voting power of our then-outstanding voting stock; (b) a majority of our board of directors becomes comprised of persons other than those for whom election proxies have been solicited by the board; (c) the completion of certain business combinations, including certain reorganizations, mergers, consolidations, the sale of all or substantially all of our assets or the acquisition by us of assets or stock of another entity, where the stockholders before the business combination fail to beneficially own and have voting power for more than 50% of our company or the resulting company after the business combination; or (d) our stockholders approve a complete liquidation or dissolution of our company.
     Transferability. All awards granted under the Amended and Restated 2005 Plan are non-transferable, except for certain transfers as described below and transfers by an eligible employee, non-employee director or consultant pursuant to a will or under the laws of descent and distribution. Nonqualified stock options granted under the Amended and Restated 2005 Plan may be transferred by an eligible employee, non-employee director or consultant to family members (as defined for purposes of Form S-8 under the Securities Act of 1933, as amended) of such eligible employee, non-employee director or consultant to a trust exclusively for the benefit of one or more of the family members of such eligible employee, non-employee director or consultant; however, such transfer must be made as a gift without consideration and comply with applicable securities laws. A stock option or SAR exercisable during the lifetime of an eligible employee, non-employee director or consultant may be exercised only by the eligible employee, non-employee director or consultant.
     Term; Amendment and Termination. Unless sooner terminated by our board of directors, the Amended and Restated 2005 Plan will terminate at midnight on May 14, 2017. Subject to certain exceptions, the board has the authority to terminate and the committee has the authority to amend the Amended and Restated 2005 Plan or any outstanding award agreement at any time and from time to time. No amendments to the Amended and Restated 2005 Plan will be effective without approval of our stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which our common stock is then traded, applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where awards are, or shall be, granted under the Amended and Restated 2005 Plan; or (b) such amendment would: (i) modify the prohibitions on repricing in the Amended and Restated 2005 Plan; (ii) materially increase benefits accruing to participants; (iii) increase the aggregate number of shares of our common stock issued or issuable under the plan; (iv) increase any limitation set forth in the plan on the number of shares of our common stock which may be issued or the aggregate value of awards which may be made, in respect of any type of award to any single participant during any specified period; (v) modify the eligibility requirements for participants in the Amended and Restated 2005 Plan; (vi) reduce the minimum exercise price of stock options or SARs; or (vii) reduce the minimum vesting period or performance period requirements applicable to awards under the plan to employee participants. No termination or amendment of the Amended and Restated 2005 Plan or an award agreement shall adversely affect in any material way any award previously granted under the Amended and Restated 2005 Plan without the written consent of the participant holding such award.
     No Waiver, Lapse or Acceleration of Exercisability or Vesting. The committee does not have the authority to waive, lapse or accelerate the exercisability or vesting of any award held by an employee, except (a) in connection with the death, disability or retirement of the participant or a change in control or (b) to the extent that the aggregate number of shares of our common stock covered by all such waived, lapsed or accelerated awards do not exceed 10% of the total number of shares authorized for awards under the Amended and Restated 2005 Plan.
     Attached as Exhibits 10.3 and 10.4 to this report are forms of incentive award agreements that we expect to use in connection with the grant of incentive awards to certain recipients, including our executive officers, under the Amended and Restated 2005 Plan.
Summary of the Amended and Restated ESPP
     Purpose. The purpose of the Amended and Restated ESPP is to advance the interests of our company and our stockholders by allowing our employees to purchase shares of our common stock on favorable terms through payroll deductions.
     Authorized Shares. The maximum number of shares of our common stock available for sale under the Amended and Restated ESPP is 1,750,000 shares, subject to appropriate adjustment in the event of any common stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange or other similar change in our corporate or capital structure. If the total number of shares that would otherwise be issuable to participants at the end of any offering period exceeds the number of shares then remaining available under the Amended and Restated ESPP (after deduction of all shares previously purchased under the plan), the remaining shares will be allocated among participants on a pro rata basis.
     Administration. The administration of the Amended and Restated ESPP has been delegated to a subcommittee comprising solely of “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act of the compensation committee of our board of directors. Members of the compensation committee, including any subcommittee, are appointed from time to time by the board of directors, serve at the pleasure of the board of directors, and may resign at any time upon written notice to the board of directors. The subcommittee of the compensation committee has the authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Amended and Restated ESPP.
     Participation. Any employee (including any executive officer) of our company or any participating subsidiary, other than an employee whose customary employment with our company or any participating subsidiary is for 20 hours or less per week, who has been continuously employed by us or a subsidiary prior to the beginning of an offering period under the Amended and Restated ESPP will be eligible to participate in that offering period.
     An eligible employee may participate by completing an enrollment form and authorizing payroll deductions not later than the 15th day of the month immediately preceding the beginning of the next offering period in which the employee wishes to participate. Payroll deductions for the participant will begin with the first payroll following the beginning of the applicable offering period and will continue until the employee withdraws from, or ceases to be eligible for, the Amended and Restated ESPP or until the termination of the plan. An otherwise eligible employee will not be entitled to participate in the plan if further participation would cause the employee to own shares of our common stock and/or hold outstanding options to purchase an aggregate of more than 5% of our outstanding shares of common stock.
     Offering Periods. The Amended and Restated ESPP provides for six-month offering periods beginning on January 1 and July 1 of each year; provided, however, that the committee administering the plan may decide in its sole discretion when to commence an offering after any suspension of the plan. At the beginning of each offering period, each eligible participating employee, or “participant” is granted, by operation of the Amended and Restated ESPP, options to purchase as many shares of our common stock as can be purchased with payroll deductions authorized by the participant and credited to the participant’s account during the offering period.
     Under the terms of the Amended and Restated ESPP, offerings under the plan will continue until either the committee administering the plan decides, in its sole discretion, that no further offerings will be made because the common stock remaining available under the plan is insufficient to make an offering to all eligible employees, or the plan is terminated. Notwithstanding the foregoing, the committee administering the plan, in its sole discretion, may accelerate the purchase date of a then current offering and provide for the exercise of options thereunder by participants, or accelerate the purchase date of a then current offering and provide that all payroll deductions credited to the accounts of participants will be paid to participants as soon as practicable after such purchase date and that all options for such offering will automatically be canceled and will no longer be exercisable, if such change is announced at least five days prior to the newly scheduled purchase date.
     Payroll Deductions. By completing and filing a participation form, a participant elects to have payroll deductions made from the participant’s total cash compensation on each payday at a rate equal to any whole percentage from 1% to 10% (or such other minimum or maximum percentages as the committee administering the plan may from time to time establish) of the participant’s total cash compensation. Participants are not entitled to change the rate of their payroll deductions during an offering period. A participant may increase or decrease the rate of payroll deductions for subsequent offering periods by filing an amended enrollment form no later than the 15th day of the month preceding the offering period for which the change is to become effective. A participant may discontinue participation in the Amended and Restated ESPP at any time as described below.
     The funds accumulated through a participant’s payroll deductions under the Amended and Restated ESPP are credited to an account established under the Amended and Restated ESPP for the participant. These funds are held by us as part of our general assets, usable for any corporate purpose, and we are not obligated to keep these funds separate from our other corporate funds. Participants will not receive any interest on the funds accumulated in their accounts from payroll deductions and may not make any separate cash payments or contributions to their accounts.
     Purchase of Shares. At the beginning of each offering period, each participant is granted, by operation of the Amended and Restated ESPP, an option to purchase as many shares of our common stock as may be purchased with the payroll deductions credited to his or her account during the offering period plus the balance (if any) carried forward from the preceding offering period. Unless a participant withdraws from the Amended and Restated ESPP as described below, the participant’s option under the plan will be exercised automatically at the end of the offering period to purchase the number of shares of common stock that the accumulated payroll deductions in the participant’s account will purchase at the applicable price. The number of shares of common stock that may be purchased under the Amended and Restated ESPP, however, will be limited as follows: (a) no participant may purchase more than 2,500 shares of common stock under the plan in any offering period; and (b) no participant may be granted an option under the plan that permits the participant to purchase common stock under the plan (and any other “employee stock purchase plans” of ours) at a rate that exceeds $25,000 of fair market value of shares of our common stock (determined at the time the option is granted) for each calendar year.
     The purchase price of the shares will be 85% of the lower of the fair market value of our common stock at the beginning of the offering period and at end of the offering period, which corresponds to the maximum discount rate permitted for plans of this type under Section 423 of the Code. For this purpose, the fair market value of the common stock will be the closing sale price as of such date at the end of the regular trading session, as reported by the NASDAQ Stock Market, the New York Stock Exchange or any

national securities exchange on which our common stock is then listed or quoted (or, if no shares were traded on such date as of the next preceding date on which there was such a trade).
     Shares purchased in an offering period will be issued as soon as practicable after the end of the offering period. The committee administering the plan may determine, in its sole discretion, the manner of delivery of shares of our common stock purchased under the plan. No participant will have any interest in any shares of common stock subject to an option under the plan until the option has been exercised.
     Non-Transferability of Plan Options. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option under the plan or to receive shares of common stock under the plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or by designation of a beneficiary as provided in the plan). Any attempt at assignment, transfer, pledge or other disposition will have no effect, except that we may treat such act as an election to withdraw from the Amended and Restated ESPP, in which case the provisions described below will apply.
     Withdrawal and Termination of Employment. A participant may terminate participation in the Amended and Restated ESPP and withdraw all, but not less than all, of the payroll deductions credited to the participant’s account under the plan prior to the end of any offering period by giving written notice to us. The notice must state the participant’s desire to terminate involvement in the Amended and Restated ESPP, specify a termination date and request the withdrawal of all of the participant’s payroll deductions held under the plan. All of the payroll deductions credited to the participant’s account will be paid to the participant as soon as practicable after the termination date specified in the notice (or, if no date is specified, as soon as practicable after receipt of the notice of termination and withdrawal), the option for the offering period will automatically be canceled, and no further payroll deductions will be made during the offering period or for any subsequent offering period unless a new enrollment form is filed. A participant’s withdrawal from an offering period will not have any effect upon the participant’s eligibility to participate in a succeeding offering period or in any similar plan that we may adopt.
     Following the termination of a participant’s employment for any reason, including retirement, death or disability, the payroll deductions credited to the participant’s account will be returned to the participant (or, in the case of the participant’s death, to the representative of the participant’s estate) and the participant’s option will automatically be canceled. A transfer of employment between our company and a participating subsidiary or between participating subsidiaries and absences or leaves approved by us are not considered termination of employment under the Amended and Restated ESPP.
     Termination; Amendment. The Amended and Restated ESPP will terminate at midnight on February 12, 2016 unless our board of directors terminates the plan earlier. When the plan terminates or is terminated, no more offering periods will commence and no more options can be granted under the plan. Under the Amended and Restated ESPP, our board of directors may terminate or suspend the plan or the granting of options pursuant to the plan at any time, or amend the plan to the extent that the board of directors deems necessary or appropriate in light of, and consistent with, Section 423 of the Code; provided, however, that no such amendment will be effective, without approval of our stockholders, if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule, the rules of any stock exchange or NASDAQ if our common stock is then listed on such exchange or NASDAQ or similar regulatory body, or Section 423 of the Code.

Item 5.07 Submission of Matters to a Vote of Security Holders.
     The 2010 Annual Meeting of Stockholders of ev3 Inc. was held on May 25, 2010. The final results of the stockholder vote on each proposal brought before the meeting were as follows:

	For	Against/Withheld	Abstain	Broker Non-Votes
Proposal One— Election of three directors, each to serve for a term of three years
John K. Bakewell	96,701,758	1,103,910	93,014	7,889,423
Richard B. Emmitt	96,717,517	1,154,809	26,356	7,889,423
Douglas W. Kohrs	96,711,087	1,174,524	13,071	7,889,423

Proposal Two—Approval of the ev3 Inc. Third Amended and Restated 2005 Incentive Plan	89,292,866	8,547,098	58,718	7,889,423

Proposal Three—Approval of the ev3 Inc. Amended and Restated Employee Stock Purchase Plan	96,444,711	1,431,352	22,619	7,889,423

Proposal Four—Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010	105,734,837	45,658	7,610	0
Each proposal was approved by ev3’s stockholders by the required vote.
Regarding ev3’s other directors, Daniel J. Levangie, Robert J. Palmisano and Elizabeth H. Weatherman will continue to serve as directors for terms ending at ev3’s 2011 Annual Meeting of Stockholders and Jeffrey B. Child, John L. Miclot and Thomas E. Timbie will continue to serve as directors for terms ending at ev3’s 2012 Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	ev3 Inc. Third Amended and Restated 2005 Incentive Plan

10.2	ev3 Inc. Amended and Restated Employee Stock Purchase Plan

10.3	Form of Option Certificate under the ev3 Inc. Third Amended and Restated 2005 Incentive Plan

10.4	Form of Stock Grant Certificate under the ev3 Inc. Third Amended and Restated 2005 Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2010	ev3 Inc.
	By:	/s/ Kevin M. Klemz
		Name:	Kevin M. Klemz
		Title:	Senior Vice President, Secretary and Chief Legal Officer

ev3 Inc.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	ev3 Inc. Third Amended and Restated 2005 Incentive Plan	Filed herewith

10.2	ev3 Inc. Amended and Restated Employee Stock Purchase Plan	Filed herewith

10.3	Form of Option Certificate under the ev3 Inc. Third Amended and Restated 2005 Incentive Plan	Filed herewith

10.4	Form of Stock Grant Certificate under the ev3 Inc. Third Amended and Restated 2005 Incentive Plan	Filed herewith